Exhibit 10.3

Second AMENDMENT TO SHARE AND REAL PROPERTY PURCHASE AGREEMENT

THIS AMENDING AGREEMENT is dated effective as of the 19th day of September, 2016

AMONG:

CENTURY CASINO ST. ALBERT INC.

 (the “Buyer”)

-and-

CASINO ST. ALBERT INC.

 (“CSA”)

-and-

ACTION ATM INC.

(“ATM”)

-and-

MVP SPORTS BAR LTD.

(“MVP”)

-and-

GAME PLAN DEVELOPMENTS LTD.

(“GPD”)

-and-

851896 ALBERTA LTD.

(“851”)

-and-

BRUCE McPHERSON

(“Bruce”)

WHEREAS:

(a)Century Casinos Europe GmbH, a corporation registered in Alberta under its assumed name Century Casinos Europe LLC (“Century Europe”), CSA, ATM, MVP, GPD, 851 and Bruce entered into a Share and Real Property Purchase Agreement dated as of June 29, 2016 (the “Purchase Agreement”), which Purchase Agreement was assigned by Century Europe to Buyer pursuant to the assignment dated July 22, 2016 and which Purchase Agreement was amended pursuant to the Amending Agreement dated August 24, 2016;

(b)In accordance with Section 10.9 of the Purchase Agreement, the Buyer, CSA, ATM, MVP, GPD, 851 and Bruce wish to amend the Purchase Agreement as provided for in this Amending Agreement;

NOW THEREFORE, in consideration of the mutual covenants contained herein and for such other good and valuable consideration given by each party to the others, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.The word and phrases that are capitalized herein and defined in the Purchase Agreement shall have the same meaning in this Amending Agreement as in the Purchase Agreement, except as otherwise specifically provided herein.  Without limiting the foregoing exception, in this Amending Agreement the expression “Buyer” means Century Casino St. Albert Inc. and the expression “Century Europe” means Century Casinos Europe GmbH, a corporation registered in Alberta under its assumed name Century Casinos Europe LLC.

2.In the Table of Contents, “June _____, 2016” is deleted and replaced with “June 29, 2016”.

3.In the first sentence of the first paragraph of the Purchase Agreement, “June _____, 2016” is deleted and replaced with “June 29, 2016”.

4.In the first paragraph of the introduction, the following is inserted immediately after “the ATM Shares”): “(the MVP Shares, CSA Shares and ATM Shares are referred to collectively as, the “Shares” and individually as, a “Share”)”.

5.In Section 2.2(a), “Thousand” is inserted immediately after “Nine” and “Closing Working Capital” is deleted and replaced with “Working Capital””.

6.In Section 2.2(b), “Real Estate Purchase Price” is deleted and replaced with “Real Property Purchase Price”.

7.In Section 2.3(a) the following is inserted after the last sentence: “The financial statement for CSA used in the calculation of the Working Capital shall show as accrued liabilities (i) progressive slots liability in the appropriate amount to be determined at Closing and (ii) players club points liability in the appropriate amount to be determined at Closing.”.

8.In Section 2.3(b), “90-day period” in the first line is deleted and replaced with “100-day period”.

9.In Section 2.3(d), “final” is inserted immediately after “after” in the first line.

10.In Section 2.5, “the date which is 30 days after the last of the Conditions Precedent is removed” is deleted and replaced with “October 1, 2016” and “12:00” is deleted and replaced with “8:00 am.”

11.Section 2.7(c) is deleted in its entirety and replaced with the following:

The Escrow Agreement shall provide that the Indemnity Escrow Amount shall be released to GPD and 851 in accordance with this Agreement and the Escrow Agreement. The Buyer shall be entitled to offset against and collect from the Escrow Funds any amounts due and owing to the Buyer or the Companies, but unpaid, by GPD or 851 pursuant to Section 2.3(d), this Section 2.7,  Section 7.6,  Article

VIII or Article IX;  provided, that such offset shall not relieve Bruce, GPD or 851 from any obligation due under any of the foregoing Sections or Articles. The Indemnity Escrow Amount shall be released as set out below; provided, that if there are any indemnification claims made hereunder for Losses of the Buyer Indemnified Parties that have not been fully satisfied or settled on a release date  (the total of such not fully satisfied claims shall be referred to as the “Aggregate Claims Amount”) then the Aggregate Claims Amount shall be retained as Escrow Funds and not be released until such claims are finally resolved and satisfied or are otherwise released pursuant to a joint written direction of the Buyer, GPD and 851. All fees and charges of the Escrow Agent and otherwise incurred under the Escrow Agreement shall be borne one half by the Buyer and one half by GPD and 851.  The Buyer, GPD and 851 hereby agree to provide joint written instructions to the Escrow Agent, on a timely basis, so that distributions from the Escrow Funds can be made by the Escrow Agent to the Buyer Indemnified Party in accordance with this Section  2.7.  The Buyer, GPD and 851 shall, except as regards issues in genuine dispute, provide joint written instructions to the Escrow Agent on a timely basis so that distributions can be made by the Escrow Agent within the time periods required by this Section 2.7(c).

Release of Indemnity Escrow Amount:

(i)On October 2, 2016, the amount released to GPD and 851 shall equal the Indemnity Escrow Amount minus [Two Million Four Hundred Ten Thousand ($2,410,000.00) Dollars plus the Aggregate Claims Amount];

(ii)On December 30, 2017, the amount released to GPD and 851 shall equal the remaining balance of the Indemnity Escrow Amount minus [One Million Three Hundred Seventy Thousand ($1,370,000.00) Dollars plus the Aggregate Claims Amount];

(iii)On December 30, 2018, the amount released to GPD and 851 shall equal the remaining balance of the Indemnity Escrow Amount minus [Six Hundred Eighty Five Thousand ($685,000.00) Dollars plus the Aggregate Claims Amount]; and

(iv)On December 30, 2019, the amount released to GPD and 851 shall equal the remaining balance of the Indemnity Escrow Amount minus the Aggregate Claims Amount.

12.In Section 4.4, “ALGC” is deleted and replaced with “AGLC”.

13.In Section 4.5(a), “B9uyer” is deleted and replaced with “Buyer” and “70 days” is deleted and replaced with “80 days”.

14.In Section 4.46, the number “4.46” is deleted and replaced with “4.46(a)” and the following is inserted as Section 4.46(b):

GPD shall ensure that the Renovations are completed in a good and workmanlike manner and shall maintain the holdbacks required under the Builders’ Lien Act (Alberta). The completion of the Renovations shall be at GPD’s expense.

15.In Section 6.1(e), “December 31, 2016” is deleted and replaced with “On or before September 21, 2016”.

16.Intentionally Deleted.

17.In Section 6.2(b)(xvi), “the GPD’s Lawyer” is deleted and replaced with “GPD’s lawyer”.

18.Section 6.2(b)(xx) is deleted in its entirety and replaced with “The Licence Agreement, in a form satisfactory to the Buyer acting reasonably, signed by AGLC and the licensee and an assignment of the Licence Agreement to the Buyer executed by the licensee and consented to by AGLC or an undertaking from GPD and GPD’s lawyer to use best efforts to obtain the same.”.

19.The following is inserted at Section 6.2(b):

(xxii)Termination of Lease dated November 16, 2012 between Game Plan Developments Ltd. (as landlord) and MVP (as tenant) for a portion of the lands legally described as Plan 9825003, Block 6, Lot 3;

(xxiii)Confirmation of expiration or termination of lease December 1, 1997 between Game Plan Developments Ltd. (as landlord) and MVP (as tenant) for a portion of the lands legally described as Plan 9321109, Block 6, Lot 12;

(xxiv)Confirmation of expiration or termination of the Lease dated December 1, 1997 between Game Plan Developments Ltd. (as landlord) and Casino St. Albert Inc. (as tenant) for a portion of the lands legally described as Plan 9321109, Block 6, Lot 12;

(xxv)Fully executed copies of the minutes for the director’s and shareholder’s 2015 annual meetings for ATM, MVP and CSA; and

(xxvi)Fully executed copies of the minutes for the director’s and shareholder’s 2016 annual meetings for ATM.

20.In Section 7.6, “the GPD of 851” is deleted and replaced with “GPD or 851” and “Final Purchase Price” is deleted and replaced with “Final Share Purchase Price””.

21.In Section 8.1(b), “Section 6.1” is deleted and replaced with “Section 6.2(a)” and “Closing Working Capital” is deleted and replaced with “Closing Working Capital Statement””.

22.In Section 8.2(c), “Final Purchase Price” is deleted and replaced with “Purchase Price”.

23.In Section 9.1(a),  the reference to “Taxable periods” is amended to “taxable periods”, references to “Taxable period”  are amended to “taxable period” and “Final Purchase Price” is deleted and replaced with “Final Share Purchase Price””.

24.In Section 10.6, “bruce@apexcasino.com” is deleted and replaced with “bruce@apexcasino.ca” and “(780) 429-9329” is deleted and replaced with “(780) 428-9329”.

25.In Section 4.35, “the GPD’s Lawyer’s” is deleted and replaced with “GPD’s lawyer”.

26.In Section 4.40, “Properties” is deleted and replaced with “Real Property”.

27.Exhibit A to the Purchase Agreement is amended as follows:

(a)The following definition is inserted: “Aggregate Claims Amount” is defined in Section 2.7(c);

(b)The definitions of “Closing Working Capital”, “Material Customers” and “Material Suppliers” are deleted in their entirety;

(c)The definition of “Final Purchase Price”, “Final Purchase Price” is deleted and replaced with “Final Share Purchase Price”;

(d)The definition of “Indemnity Escrow Amount” is deleted in its entirety and replaced with “ “Indemnity Escrow Amount” means Three Million Eighty Five Thousand ($3,085,000.00) Dollars.”;

(e)The following definition is inserted: “ “Licence Agreement” means the licence agreement referred to in the Offer to Sell Agreement dated March 5, 2014 made between AGLC and West 16 Land Developments Ltd.”;

(f)In  the definition of “Purchase Price”, “Proeprty” is deleted and replaced with “Property”;

(g)The definition of “Release Date” is deleted in its entirety;

(h)The following definition is inserted: “ “Renovations” means those renovations to the building on the Real Property which were commenced prior to the Closing Date, including replacement of the rooftop  hvac unit  which is used to service  the restaurant and bar area and is installed on the  roof above the  foyer and including those identified on the June 27, 2016 Building Condition Assessment Report prepared by Williams Engineering Ltd., as follows:

(i)repaint roof area support and railing with surface corrosion;

(ii)repaint west section area roof cladding and railings;

(iii)repair of apron and sidewalk slab cracks and defects;

(iv)install domestic water bypass and back flow preventer;

(v)fix transformer pad;

(vi)remove parking pedestals;

(vii)replace T12 fixtures with T8s;

(viii)metal Roof – replacement allowance – north elevation;

(ix)stucco and parging cladding – repair allowance; and

(x)brick veneer – repointing allowance;

and, for greater certainty, the renovations shall not in any way include the items listed on the June 27, 2016 Building Condition Assessment Report prepared by Williams Engineering Ltd., identified as follows:

(i)remove domestic hot water tank and replace with instantaneous water heater;

(ii)remove and replace MAU-4;

(iii)remove and replace 8 furnaces;

(iv)replace exterior HID wall packs;

(v)upgrade fire alarm systems to addressable code system and fix code deficiencies;

(vi)BUR roof replacement with similar (2 roof areas);

(vii)asphalt repairs to select locations, crack repair, potholes, and fill depressions;

(viii)yearly (year 2) maintenance allowance for same;

(ix)year 3 and beyond for same; and

(x)paint handicap signs.”

(i)In the definition of “Resolution Accountants”, “Section 2.3(d)” is deleted and replaced with “Section 2.3(c)”;

(j)The references to “Plan 81250052” in the definitions of “Restrictive Covenant Agreement” and “Right of First Refusal Agreement” are deleted and replaced with “Plan 8120054”; and

(k)In the definition of “Target Working Capital”, “Working Capital” is deleted and replaced with “working capital”.

28.In Exhibit B-1, Section 1, “as such term” is deleted and replaced with “as such terms”.

29.In Exhibit B-2, the note to draft is deleted.

30.In Exhibit B-2, Section 1, the note to draft is deleted and the following is inserted after “from the” is deleted and replaced with “from October 1, 2016”.

31.In Exhibit B-2, Section 1(d), the period is deleted and the following is inserted immediately after “supplies”, “, excepting advertisements found in print media provided that the print media is not produced by or for the owner or tenant of the Servient Lands or any portion thereof.”.

32.In Exhibit B-2, Section 2, the last paragraph is deleted in its entirety and replaced with:

The restrictions in s. 2 hereof shall cease to apply to any of the parcels of lands which comprise the Servient Lands (a “Parcel”) if (i) the owner of that Parcel enters into an access easement agreement with the owner of the Dominant Lands which provides a direct right of access for pedestrians to and from the Parcel to the Dominant Lands at a location and on terms which are mutually agreeable to the owner of the Dominant Lands and the owner of the Servient Lands, each acting reasonably, and which terms shall include that the owner of that Parcel shall construct and maintain a pedestrian access from such hotel development on the Parcel to the buildings on Dominant Lands, mutually satisfactory to the owner of the Dominant Lands and the owner of the Servient Lands (the “Access Easement Agreement”), each acting reasonably, and (ii) the Access Easement Agreement signed by the owner of the Dominant Lands and the owner of  the Parcel (or a caveat in respect hereof) is registered against title to the Parcel.

33.In Exhibit B-2, the following is inserted at the end of Section 7: “The restrictive covenant registered against title to the Servient Lands shall be subject only to the prior permitted registrations noted on Schedule “B”.”

34.In Exhibit B-2, Schedule “B”, the following is inserted at the end of the legal description of the firstly described lands: “Prior Permitted Registrations: 782 068 705, 802 246 055, 802 246 056 and 812 011 593” and the following is inserted at the end of the legal description of the secondly described lands: “Prior Permitted Registrations: 782 068 705, 802 246 055, 802 246 056, 032 025 370 and Utility Right of Way in favour of Fortis Alberta Inc.”.

35.In Exhibit B-3, the following is inserted at the end of Section 2.02: “The said caveat shall not be subject to any prior registrations, excepting the permitted encumbrances noted on Schedule “B”.”

36.In Exhibit B-3, Schedule “B”, the following is inserted as item 11: “Utility Right of Way in favour of Fortis Alberta Inc.”.

37.In Exhibit B-3, Section 4, “nruce@apexcasino.com” is deleted and replaced with “bruce@apexcasino.ca” and “(780) 429-9329” is deleted and replaced with “(780) 428-9329”.

38.In Exhibit D, the following are inserted as the Buyer’s lender and the lender’s solicitor: “Bank of Montreal and Dentons Canada LLP, 15th Floor, Bankers Court, 850 - 2nd Street SW Calgary, AB T2P 0R8 Canada” and “May ____, 2016” is deleted and replaced with “June 29, 2016”.

39.All other terms and conditions contained within the Purchase Agreement are to remain the same and in full force and effect and time shall continue to be of the essence.

40.This Amending Agreement may be signed or executed in several counterparts in accordance with Section 10.5 of the Purchase Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amending Agreement has been executed by the parties, effective the date first above noted.

CENTURY CASINO ST. ALBERT INC.

By: /s/ Margaret Stapleton

Name: Margaret Stapleton

Title: Director

CENTURY CASINO EUROPE GMBH

By: /s/ Andreas Terler

Name: Andreas Terler

Title: Managing Director

CASINO ST. ALBERT INC.

By: /s/ Bruce McPherson

Name: Bruce McPherson

Title: President

ACTION ATM INC.

By: /s/ Bruce McPherson

Name: Bruce McPherson

Title: President

MVP SPORTS BAR LTD.

By: /s/ Bruce McPherson

Name: Bruce McPherson

Title: President

GAME PLAN DEVELOPMENTS LTD.

By: /s/ Bruce McPherson

Name: Bruce McPherson

Title: President

851896 ALBERTA LTD.

By: /s/ Bruce McPherson

Name: Bruce McPherson

Title: President

SIGNED SEALED & DELIVERED

In the presence of:

/s/ Bruce McPherson

Bruce McPherson

/s/ Donald N. Cherniawsky

Donald N. Cherniawsky

Witness